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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Group Maintenance America Corporation on Form S-8 of our report on the financial statements of Masters, Inc. dated July 24, 1997, appearing in Group Maintenance America's Prospectus dated November 6, 1997, which is incorporated by reference in this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Washington, D.C.
December 4, 1997